THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses

dated April 28, 2017

with respect to

Thrivent Bond Index Portfolio

Shareholders of Thrivent Bond Index Portfolio (the “Portfolio”) approved the changes described below at a meeting held on August 10, 2017. The changes will be implemented on August 28, 2017.

1.	The Portfolio will change its name to Thrivent Government Bond Portfolio. Consequently, the Subaccount has changed its name to Thrivent Government Bond Subaccount. All references to Thrivent Bond Index Subaccount are replaced by the new name.

2.	The disclosure under “Investment Objective” in the “Investment Options” section of the prospectus will be deleted and replaced with the following:

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital.

The date of this Supplement is August 18, 2017.

Please include this Supplement with your Prospectus.

29610